Exhibit 99.2

February 26, 2007

Dear Fellow Shareholder:

We are writing to urge you to use the enclosed WHITE proxy card to vote FOR the CVS/Caremark merger at the upcoming special shareholders meeting, now scheduled for March 16, 2007.

Your Board of Directors strongly believes that the transaction with CVS offers shareholders significant near-term value – including payment of a $6.00 special cash dividend per share promptly following the closing of the merger – as well as substantial long-term strategic and financial benefits. These include:

•	A plan to retire 150 million, approximately 10%, of the outstanding shares of CVS/Caremark promptly following closing;

•	Conservatively estimated annual cost synergies exceeding $500 million;

•	The ability to achieve between $800 million and $1 billion in incremental revenues in 2008 and significantly more thereafter;

•

Powerful cash flow generation and a solid investment grade rating, giving CVS/Caremark the ability to capitalize on strategic opportunities and distribute cash to shareholders through dividends and share repurchases on an ongoing basis; and

•	Solid earnings accretion in 2008.

You should know that the competing highly leveraged offer from Express Scripts faces substantial uncertainties, including highly conditional financing and significant antitrust risks that could leave Caremark shareholders with nothing at all.

Our combination with CVS has already received regulatory approval and can close shortly after obtaining shareholder approval on March 16th.

YOUR VOTE COUNTS. PLEASE SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD, OR FOLLOW THE EASY TELEPHONE OR INTERNET VOTING INSTRUCTIONS, TO SUPPORT THE CVS/CAREMARK MERGER.

On behalf of our Board and our management team, thank you for your support.

Sincerely,

Mac Crawford
Chairman, Chief Executive Officer and President

If you have questions about the proposed merger, or need assistance in voting your shares, please call the firm assisting us in the solicitation of proxies:

INNISFREE M&A INCORPORATED

Toll-Free at 877-750-9498

(Banks and Brokers may call collect at 212-750-5833.)

For more information on the transaction, including access to all Caremark press releases and public filings, please go to

www.caremarkrx.com or www.cvscaremarkmerger.com

Important Information for Investors and Stockholders

CVS has filed with the SEC a registration statement on Form S-4 that was declared effective by the SEC on January 19, 2007. This registration statement includes a joint proxy statement/prospectus in connection with the proposed merger. Caremark and CVS urge investors and stockholders to read the joint proxy statement/prospectus and any other relevant documents filed by either party with the SEC because they contain important information.

Investors and stockholders are currently able to obtain the joint proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by Caremark will be available free of charge on the investor relations portion of the Caremark website at www.caremark.com. Documents filed with the SEC by CVS will be available free of charge on the investor relations portion of the CVS website at http://investor.cvs.com. Investors and stockholders may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of Caremark stockholders to approve the merger at the following address: Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about Caremark and CVS. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, “will”, “to be” and any similar expressions and any other statements that are not historical facts, in each case as they relate to Caremark, CVS or the combined company or the transaction, are intended to identify those assertions as forward-looking statements. Such statements include, but are not limited to, statements about the benefits of the merger, information about the combined company, including anticipated accretion, return on equity, cost synergies, incremental revenues, new products and offerings, cash flows, combined operating and financial data, including future financial and operating results, the combined company’s objectives, plans and expectations, the likelihood of satisfaction of certain closing conditions and whether and when the merger will be consummated. These statements are based upon the current beliefs and expectations of management of Caremark and CVS and are subject to a number of factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. The following factors, among other things, could cause actual results to differ from the forward-looking statements in this document: (1) the companies may be unable to obtain stockholder or regulatory approvals in a timely manner, if at all; (2) the businesses of Caremark and CVS may not be integrated successfully or as quickly as expected; (3) cost savings and any other synergies or cash flows from the merger may not be fully realized or may take longer to realize than expected; (4) the transaction may involve unexpected costs; (5) the businesses and results of operations of Caremark and CVS may suffer as a result of uncertainty surrounding the transaction; and (6) the industry may be subject to future regulatory or legislative action. Other unknown or unpredictable factors also could have material adverse effects on future results, performance or achievements of the two companies. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this document may not occur. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this press release. Risk factors affecting the businesses of each of Caremark and CVS are set forth in, and may be accessed through, each company’s filings with the SEC. These and other factors relating to the merger are available in the joint proxy statement/prospectus filed with the SEC.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

Ú TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED Ú

WHITE PROXY

Caremark Rx, Inc.

Special Meeting of Caremark Stockholders

March 16, 2007

8:30 a.m., Central Time

Proxy solicited by the Board of Directors for the Special Meeting of Caremark Stockholders on March 16, 2007.

E. Mac Crawford, Howard A. McLure and Sara J. Finley, and each of them are hereby appointed as proxies for the undersigned, to vote all the shares of common stock of Caremark Rx, Inc., which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Caremark Stockholders (the “Special Meeting”) to be held at the offices of Waller Lansden Dortch & Davis, located at Nashville City Center, 511 Union Street, Suite 2700, Nashville, Tennessee on March 16, 2007 beginning at 8:30 a.m., Central Time, and at any adjournments or postponements thereof, including, if submitted to a vote of the Caremark stockholders, a motion to adjourn or postpone the Special Meeting to another time and/or place for the purpose of soliciting additional proxies.

This proxy when properly executed will be voted as directed by the undersigned on the proposals listed on the reverse side of this proxy. If no direction is specified with regard to a proposal, this proxy will be voted “FOR” any such proposal.

The Board of Directors recommends a vote “FOR” the proposal to adopt the Agreement and Plan of Merger, dated November 1, 2006, by and among CVS Corporation (“CVS”), Caremark and Twain MergerSub L.L.C., as amended by Amendment No. 1 dated January 16, 2007 (as amended, the “Merger Agreement”), and to approve the merger (the “Merger”) of Caremark with and into Twain MergerSub L.L.C., a wholly owned subsidiary of CVS, pursuant to the Merger Agreement and “FOR” the proposal to approve any adjournment or postponement of the Special Meeting, including if necessary, to solicit additional proxies in favor of the adoption of the Merger Agreement and the approval of the Merger.

(continued on reverse)

YOUR VOTE IS IMPORTANT

Please take a moment to vote your shares of Caremark Rx, Inc.

common stock for the upcoming Special Meeting of Stockholders.

PLEASE REVIEW THE PROXY STATEMENT

AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Please call toll-free in the U.S., Canada or Puerto Rico at 1-866-233-5371, on a touch-tone telephone. From elsewhere, call 1-215-521-1342. Please follow the simple instructions. You will be required to provide the unique control number indicated below.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/cmx, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number indicated below.

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.	Vote by Mail – If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the postage-paid envelope provided, or mail to: Caremark Rx, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

Ú TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED Ú

WHITE PROXY

PROPOSAL 1

Proposal 1 is more fully described in the Joint Proxy Statement/Prospectus previously provided. You are encouraged to read the Joint Proxy Statement/Prospectus carefully.

The Board of Directors recommends a vote “FOR” Proposal 1.

Proposal 1.	To adopt the Agreement and Plan of Merger, dated November 1, 2006, by and among CVS Corporation (“CVS”), Caremark and Twain MergerSub L.L.C., as amended by Amendment No.1, dated January 16, 2007

(as amended, the “Merger Agreement”), and to approve the merger (the “Merger”) of Caremark Rx, Inc. with and into Twain MergerSub L.L.C. a wholly owned subsidiary of CVS, pursuant to the terms of the Merger Agreement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2

Proposal 2 is more fully described in the Joint Proxy Statement/Prospectus previously provided. You are encouraged to read the Joint Proxy Statement/Prospectus carefully.

The Board of Directors recommends a vote “FOR” Proposal 2.

Proposal 2.	To approve any adjournment or postponement of the Special Meeting, including if necessary, to solicit additional proxies in favor of the adoption of the Merger Agreement and the approval of the Merger.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The undersigned acknowledges receipt from Caremark Rx, Inc., prior to the execution of this proxy, of the Notice of Special Meeting and Joint Proxy Statement/Prospectus relating to the Merger.

☐  For change of address, please check box and mark below.

Date: , 2007

Signature

Signature

Title(s)

Please date, sign exactly as your name appears hereon and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If this proxy is submitted by a corporation or partnership, it should be executed in the full corporate or partnership name by a duly authorized person. If shares are held jointly, each stockholder must sign. This proxy, if properly executed and delivered, will revoke all previous proxies.